UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                         AMENDMENT NO. 1 TO FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): April 28, 2009

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


     648 Finch Avenue East, Suite 2, Toronto, Ontario M2K 2E6, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                           Forward-Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," "project," or "intend." These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements ("Cautionary Statements") include, among others, those under the caption "Risk Factors" in our annual report on Form 10-KSB for the year ended December 31, 2005, as amended, and quarterly report on Form 10-QSB for the quarter ended September 30, 2006. All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission (the "SEC") from time to time.

Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements. Our actual results may differ significantly from the results discussed.


Item 8.01 - Other Items.

This amendment number 1 to form 8-K filed on May 19, 2009 provides an update on our intentions to file the reporting requirements that are in arrears. The Company continues to work on completing our annual report on form 10-K for the year ended December 31, 2006.

The delay in filing the report for the year ended December 31, 2006 arises from our effort to properly disclose discontinued operations previously reported on form 8-K filed on October 5, 2007. As a result of this delay we are unable to file subsequent reports for the period ended December 31, 2007 and interim quarterly periods ending 03/31/2007; 06/30/2007 and 09/30/2007.

We anticpate that the report for the period ended December 31, 2006 will be filed in the next 10 to 15 business days, followed by the required reports for the periods ending December 31, 2007 within 30 days of filing December 31, 2006.

On May 15, 2009, in response to a letter received from the Securities and Exchange Commission to address reporting requirements under the Securities and Exchange Act of 1934, the Company filed an 8-K indicating intentions to file reporting requirements in arrears setting out the following schedule:

  Year ended 12/31/2006 - no later than May 30, 2009
  Year ended 12/31/2007 - contemporaneously with interim quarterly periods 03/31/2007; 06/30/2007 and 09/30/2007 no later than June 15, 2009
  Year ended 12/31/2008 - contemporaneously with interim quarterly periods 03/31/2008; 06/30/2008 and 09/30/2008 no later than July 15, 2009
  Quarterly interim period 03/31/2009 - no later than July 30, 2009
  The Company also intends to meet the filing reporting requirement for the period ended 06/30/2009 within the time prescribed by the Securities and Exchange Act regulations.

Although we are unable to file the report for the periods ended 12/31/2006 and subsequent periods ended 12/31/2007 as set out in the proposed schedule we will continue to use reasonable efforts to complete the remaining reports according to the above schedule.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  June 15, 2009.                EMPIRE GLOBAL CORP.


                                     Per: /s/ VIC DOMINELLI
                                         ------------------------------
                                          VIC DOMINELLI
                                          Chairman of the Board